UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2014

Guaranty Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
1331 17th St., Suite 345 Denver, CO		80202 (Zip Code)
(Address of principal executive offices)

(303) 675-1194
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On July 16, 2014, Guaranty Bancorp (the “Company”) issued a press release announcing that its wholly owned subsidiary, Guaranty Bank and Trust Company (the “Bank”), had purchased privately held Cherry Hills Investment Advisors, LLC (“Cherry Hills”).  As of July 15, 2014, Cherry Hills’ assets under management were $179 million. Prior to this acquisition, the Bank’s Wealth Management group’s asset under management were $505 million as of June 30, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Description
Exhibit 99.1	Press Release dated July 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, Chief Financial Officer and Secretary

Date:  July 16, 2014

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated July 16, 2014